                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 26, 1999
(Date of earliest event reported)

Commission File No. 333-64131



                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)

       New York                                                 13-3840732
-----------------------                                    ---------------------
(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)

300 Tice Boulevard, Woodcliff Lake, New Jersey                    07675
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Address of principal executive offices                         (Zip Code)


                                  201-782-9084
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               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)



                         Index to Exhibits is on Page 5




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ITEM 5.           Other Events
                  ------------

                  Acquisition or Disposition of Assets: General
                  ---------------------------------------------

                  On March 26, 1999, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated March 23, 1999, as supplemented by the prospectus supplement dated March 23, 1999 (together, the "Prospectus").

                  The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates and the Class IA-5 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIA-2 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

                  The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans based on whether the interest rate for the related Mortgage Loan is fixed or adjustable. The Group I Certificates represent an undivided ownership interest in the Fixed Rate Mortgage Loan Group and the Group II Certificates represent an undivided interest in the Adjustable Rate Mortgage Loan Group.


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ITEM 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

4 Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation, Advanta Mortgage Corp. USA and Citibank, N.A., as trustee, dated as of March 1, 1999, for Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1.


















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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHASE FUNDING, INC.

March 26, 1999

                                                     By:/s/ Eileen Lindblom
                                                        ----------------------
                                                        Name:  Eileen Lindblom
                                                        Title: Vice President
















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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                        Description
-----------                        -----------

    4 Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation, Advanta Mortgage Corp. USA and Citibank, N.A., as trustee, dated as of March 1, 1999, for Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1.


























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